Filed Pursuant to Rule 497(a)

File No. 333-278734

Rule 482ad

Subject: Quick update on DXYZ

Investors,

Eighteen months ago we listed DXYZ on the NYSE with a simple premise: let anyone invest in late-stage private tech, with the protections and liquidity of the public markets.

The response has been remarkable. In our first month of trading, demand for DXYZ drove the premium to NAV to over 2,000% – shattering the previous stock market record of 1,235%1. Since listing, our NAV has also grown from $4.84 to $11.37 (an increase of 135%) on exceptional volume (~$50M in avg. volume traded daily over the past year)2. The public’s reception and the market’s consistent demand speak to the value of what we’ve unlocked.

When we launched, we had 23 companies in the portfolio. We’re building toward 100 of the top venture-backed private companies and received effectiveness on our shelf registration in July, giving us the flexibility to raise another $1B in capital to invest opportunistically.

Now, Destiny is actively deploying capital across unicorn companies. We have ~$70M in cash and closed two new investments in September. If you know founders raising late-stage rounds or early investors/employees who need liquidity, feel free to introduce them directly via email (future@destiny.xyz).

The model works, the liquidity is real, and we’re scaling fast. If there are specific companies you think we should be looking at, let us know here or on X (mention $DXYZ).

Thanks for being a part of the journey! More to come soon.

Best,

Sohail

[1]	The highest documented premium to NAV for a closed-end fund was 1,235% at a fund called Capital Administration Co., according to a 1991 article by Bradford DeLong and Andrei Shleifer, both then Harvard economics professors.
[2]	The published NAV available at listing on March 26, 2024 was $4.84 per share, while the NAV as of September 30, 2025 is $11.37 per share. Per Bloomberg data, DXYZ had an average daily trading volume of ~$49M during the 12-month period from November 1, 2024 to November 1, 2025.

Performance information presented herein relates to past periods and is not indicative of future results. The net asset value (NAV) and premium to NAV figures reflect the period from the listing date to present and are calculated according to standard valuation practices, net of fees and expenses where applicable. Past performance does not guarantee future results, and investments involve risk, including possible loss of principal. Liquidity for shares of DXYZ is subject to market conditions and may be limited.

This communication is for informational purposes only and does not constitute an offer or solicitation to sell or buy any securities.